SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED MAY 24, 2005

TO PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT VISTA, KEYPORT ADVISOR VISTA AND STEIN ROE ANNUITY

TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA, KEYPORT ADVISOR OPTIMA AND KEYPORT ADVISOR CHARTER
ISSUED BY KEYPORT VARIABLE ACCOUNT A

The sections entitled "Transfer of Variable Account Value" and "Limits on Transfers" are deleted in their entirety and replaced with the following:

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any written requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We reserve the right to charge a fee for each transfer in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or changing the limitation on the number of transfers. The fee will not exceed $25.

Frequent Transfers

The Certificates are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Certificate. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Certificate Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Certificate Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Certificate Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit the number and frequency of transfers:

o	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Certificate Owners prior to its effectiveness, and

o

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Certificate Owners prior to its effectiveness. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Certificate Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:
o	when a new broker of record is designated for the Certificate;
o	when the Certificate Owner changes;
o	when control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;
o	when necessary in our view to avoid hardship to a Certificate Owner; or
o	when Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks. The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the significant trading activity could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Certificate Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Certificate Owners by permitting some Certificate Owners to engage in frequent transfers while prohibiting others from doing the same. This being the case, we apply the waivers on the transfer policy uniformly. There are no limitations on these waivers other than as described above.

     Fund Limitations on Transfers

In addition to our transfer limitations, some of the Eligible Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgement of the Eligible Fund's investment adviser, the Eligible Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a frequent trading strategy known as short-term trading. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Eligible Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.